UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

Flora Growth Corp.
(Exact Name of Registrant as Specified in Its Charter)

Province of Ontario	001-40397	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

3406 SW 26th Terrace, Suite C-1

Fort Lauderdale, Florida 33132

(Address of principal executive offices) (Zip Code)

(954) 842-4989

(Registrant’s Telephone Number, Including Area Code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	FLGC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

Resignation of Chief Executive Officer

On June 21, 2023, Hussein Rakine tendered his resignation as the Chief Executive Officer (principal executive officer) of Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (“Flora” or the Company”), with such resignation becoming effective June 25, 2023 (the “Rakine Separation Date”). Mr. Rakine intends to remain as a director on the Company’s Board of Directors (the “Board”). Mr. Rakine’s resignation as Chief Executive Officer was not due to any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Rakine’s resignation, on the Rakine Separation Date, the Company entered into a Separation Agreement and Release with Mr. Rakine (the “Rakine Separation Agreement”), pursuant to which Mr. Rakine agreed to (i) a general release of claims by Mr. Rakine in favor of the Company and certain related persons and parties, (ii) the modification of the terms of Mr. Rakine’s non-compete restrictions and (iii) forfeit 82,100 restricted common shares previously granted to Mr. Rakine.

The foregoing description of the Rakine Separation Agreement is only a summary and is qualified in its entirety by reference to the full text of the Rakine Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

Resignation of Chief Financial Officer

On June 25, 2023, Elshad Garayev tendered his resignation as the Chief Financial Officer (principal financial and accounting officer) of the Company, with such resignation becoming effective on such date (the “Garayev Separation Date”). Mr. Garayev’s resignation as Chief Financial Officer was not due to any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Garayev’s resignation, on the Garayev Separation Date, the Company entered into a Separation Agreement and Release with Mr. Garayev (the “Garayev Separation Agreement”), pursuant to which Mr. Garayav agreed to (i) remain at the Company as an advisor to contribute to the transition for an additional month in consideration for one month of his base salary and (ii) a general release of claims by Mr. Garayev in favor of the Company and certain related persons and parties. Pursuant to the Garayev Separation Agreement, the Company also agreed to waive the non-compete restrictions contained in Mr. Garayav’s employment agreement.

The foregoing description of the Garayev Separation Agreement is only a summary and is qualified in its entirety by reference to the full text of the Garayev Separation Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

Resignation of Chief Marketing Officer

On June 25, 2023, Jessie Casner tendered her resignation as the Chief Marketing Officer of the Company, with such resignation becoming effective on June 30, 2023. Ms. Casner’s resignation as Chief Marketing Officer was not due to any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices. In connection with Ms. Casner’s resignation, on June 25, 2023, the Company entered into a Separation Agreement and Release with Ms. Casner (the “Casner Separation Agreement”), pursuant to which (i) Ms. Casner agreed to a general release of claims by Ms. Casner in favor of the Company and certain related persons and parties and (ii) the Company agreed to accelerate the vesting of 5,102 restricted common shares previously granted to Ms. Casner. Pursuant to the terms of the Casner Separation Agreement, all other unvested restricted common shares and options to purchase common shares have been forfeited. Pursuant to the Casner Separation Agreement, the Company also agreed to waive the non-compete restrictions contained in Ms. Casner’s employment agreement.

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The foregoing description of the Casner Separation Agreement is only a summary and is qualified in its entirety by reference to the full text of the Casner Separation Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

Resignation of Chief Commercial Officer

On June 25, 2023, Jason Warnock tendered his resignation as the Chief Commercial Officer of the Company, with such resignation becoming effective on June 30, 2023. Mr. Warnock’s resignation as Chief Commercial Officer was not due to any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Warnock’s resignation, on June 25, 2023, the Company entered into a Separation Agreement and Release with Mr. Warnock (the “Warnock Separation Agreement”), pursuant to which (i) Mr. Warnock agreed to a general release of claims by Mr. Warnock in favor of the Company and certain related persons and parties and (ii) the Company agreed to accelerate the vesting of 16,415 restricted common shares previously granted to Mr. Warnock. Pursuant to the terms of the Warnock Separation Agreement, all other unvested restricted common shares and options to purchase common shares have been forfeited. Pursuant to the Warnock Separation Agreement, the Company also agreed to waive the non-compete restrictions contained in Mr. Warnock’s employment agreement.

The foregoing description of the Warnock Separation Agreement is only a summary and is qualified in its entirety by reference to the full text of the Warnock Separation Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

Resignation of Director

On June 25, 2023, Timothy Leslie tendered his resignation as a Director of the Company and as a member of the Board’s Audit Committee and Nominating & Corporate Governance Committee, with such resignation becoming effective immediately. Mr. Leslie’s resignation was not due to any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

The Company plans to fill the vacancy on the Audit Committee created by Mr. Leslie’s resignation within the cure period permitted under Nasdaq Stock Market Rule 5605(c)(4)(B).

Appointment of Chief Executive Officer

On June 25, 2023, the Board appointed Clifford Starke, the President of the Company and a Director of the Company, as the Company’s Chief Executive Officer (principal executive officer), effective immediately.

Prior to his appointment, Mr. Starke was appointed as President and a Director of the Company in December 2022. Prior to this, from February 2022 through the closing of the Company’s acquisition of the business, Mr. Starke served as the Executive Chairman and Chief Executive Officer of Franchise Global Health Inc (“Franchise”). Since May 2018, Mr. Starke has served as the Chairman of Hampstead Private Capital Ltd., a Bermuda based merchant bank investing in small to mid-cap, high growth companies in various sectors and primarily focused in the medical cannabis industry. Mr. Starke has over 15 years of investing and public markets experience and, over the last seven years, has acted as a financier, investor and operator of cannabis companies. Mr. Starke holds a Bachelor of Arts degree in History from Queen's University.

Currently, Mr. Starke shall serve as the Company’s Chief Executive Officer pursuant to the terms of his existing consulting agreement, dated December 23, 2022, by and between Mr. Starke and the Company (the “Consulting Agreement”). In light of Mr. Starke’s new role at the Company, the Board may consider certain future amendments to his Consulting Agreement.  A description of the material terms of the Consulting Agreement is below.

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The Consulting Agreement provides for a base fee of $320,000 (as may be increased by our Board), an annual discretionary bonus opportunity targeted at 80% of base fee and the opportunity to participate in any equity compensation plan, other incentive compensation programs and other health, benefit and incentive plans offered to other senior executives of the Company. Mr. Starke is also entitled to paid time off and holiday pay in accordance with the Company’s policies.

In addition, upon termination of the Consulting Agreement without “Cause” or resignation by Mr. Starke for “Good Reason,” as those terms are defined in the Consulting Agreement, Mr. Starke will, conditioned upon his execution of a separation and release agreement, be eligible to receive the following payments:

•

an aggregate amount equal to his base fee at the rate in effect on his last day of engagement (the “Starke Severance Payment”), fifty percent (50%) of which shall be paid in a lump sum on the third business day following the separation date, and the remaining fifty percent (50%) of which shall be paid in twelve equal monthly installments commencing on the effective date of termination; and

•	a pro rata share of his discretionary annual bonus relating to the year in which his engagement ceases.

In the event Mr. Starke is terminated without “Cause” or Mr. Starke resigns for “Good Reason” three months prior to or following a “Change in Control,” as those terms are defined in his Consulting Agreement (a “Change in Control Termination”), Mr. Starke will be eligible to receive the payments set forth above, provided however that the Starke Severance Payment shall be increased to one and one half times (1.5X) Mr. Starke’s base fee, payable as set forth above.

The Consulting Agreement provides that Mr. Starke is obligated to devote a substantial majority of his business time, attention, skill and effort to the performance of his duties under the Consulting Agreement, provided that, to the extent such activities do not impair the performance of his duties to the Company or our affiliates, Mr. Starke is permitted to engage in the following other specified activities: (i) engaging in personal investments and charitable, professional and civic activities; (ii) serving on boards of directors of entities that do not compete with us or any of our affiliates; and (iii) certain other activities and director positions that our Board may approve.

The Consulting Agreement provides that, during the term of  Consulting Agreement and for a period of 12 months following the expiration, resignation or termination of his engagement, Mr. Starke agrees, subject to certain permitted exceptions, not to (i) engage in any competing business in certain geographic regions, provided, however, that Mr. Starke may own five percent or less of the outstanding stock of any publicly traded corporation or other entity that engages in a competing business, (ii) solicit for the purpose of conducting a competing business any customer or prospective customer of us or any of our affiliates in a line of business that we or any of our affiliates conducts or plans to conduct as of the date of Mr. Starke’s termination or (iii) solicit or employ any person who is, or was at any time during the two-year period prior to Mr. Starke’s termination, an employee with a senior management position at us or any of our affiliates.

The foregoing description of the Consulting Agreement is only a summary and is qualified in its entirety by reference to the full text of the Consulting Agreement, which was previously filed as Exhibit 10.8 to the Form 10-K filed by the Company with the SEC on March 31, 2023 and is incorporated by reference in this Item 5.02.

There are no family relationships between Mr. Starke and any director or executive officer of the Company, and Mr. Starke does not have any other direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Starke and any other persons pursuant to which he was selected as Chief Executive Officer of the Company.

Appointment of Chief Financial Officer

On June 25, 2023, the Board appointed Dany Vaiman, the Senior VP of Finance of the Company, as the Company’s Chief Financial Officer (principal financial and accounting officer), effective immediately.

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Prior to his appointment, Mr. Vaiman served as the Company’s Senior VP of Finance since December 2022. From February 2022 through the closing of the Company’s acquisition of the business, he served as the Chief Financial Officer of Franchise. Prior to that, Mr. Vaiman served as Corporate Controller (from July 2018 to July 2021) and as Assistant Controller (from June 2016 to June 2018) of Torex Gold Resources Inc.- a leading intermediate gold producer listed on the TSX. For seven years, Mr. Vaiman was with Ernst & Young’s Toronto Audit Group, specializing in publicly listed TSX and SEC clients. Mr. Vaiman is a Chartered Professional Accountant (CPA) and Chartered Accountant (CA) in Ontario, a Certified Public Accountant (CPA) in Illinois, and holds a Bachelor of Business Administration (Honours) from the Schulich School of Business.

Currently, Mr. Vaiman shall serve as the Company’s Chief Financial Officer pursuant to the terms of his existing employment agreement, dated December 23, 2022, by and between Mr. Vaiman and Flora Growth Management (“Flora Management”), a wholly owned subsidiary of the Company (the “Vaiman Employment Agreement”). In light of Mr. Vaiman’s new role with the Company, the Board may consider certain future amendments to the Vaiman Employment Agreement. A description of the material terms of the Vaiman Employment Agreement is below.

The Vaiman Employment Agreement provides for a base salary of $210,000 (as may be increased by our Board), an annual discretionary bonus opportunity targeted at 50% of base salary and the opportunity to participate in any equity compensation plan, other incentive compensation programs and other health, benefit and incentive plans offered to other senior executives of the Company. Mr. Vaiman is also entitled to paid time off and holiday pay in accordance with the Company’s policies.

In addition, upon termination of the Vaiman Employment Agreement without “Cause” or resignation by Mr. Vaiman for “Good Reason,” as those terms are defined in the Vaiman Employment Agreement, Mr. Vaiman will, conditioned upon his execution of a separation and release agreement, be eligible to receive the following payments:

•

an aggregate amount equal to his base salary at the rate in effect on his last day of employment (the “Vaiman Severance Payment”), fifty percent (50%) of which shall be paid in a lump sum on the third business day following the Release Effective Date, and the remaining fifty percent (50%) of which shall be paid in twelve equal monthly installments commencing on the effective date of termination; and

•	a pro rata share of his discretionary annual bonus relating to the year in which his employment ceases.

In the event Mr. Vaiman is terminated without “Cause” or Mr. Vaiman resigns for “Good Reason” three months prior to or following a “Change in Control,” as those terms are defined in his Vaiman Employment Agreement (a “Change in Control Termination”), Mr. Vaiman will be eligible to receive the payments set forth above, provided however that the Vaiman Severance Payment shall be increased to one and one half times (1.5X) Mr.Vaiman’s base salary, payable as set forth above.

The Vaiman Employment Agreement provides that Mr. Vaiman is obligated to devote a substantial majority of his business time, attention, skill and effort to the performance of his duties under the Vaiman Employment Agreement, provided that, to the extent such activities do not impair the performance of his duties to Flora Management, the Company or their respective affiliates, Mr. Vaiman is permitted to engage in the following other specified activities: (i) engaging in personal investments and charitable, professional and civic activities; (ii) serving on boards of directors of entities that do not compete with us or any of our affiliates; and (iii) certain other activities and director positions that our Board may approve.

The Vaiman Employment Agreement provides that, during the term of Vaiman Employment Agreement and for a period of 12 months following the expiration, resignation or termination of his employment, Mr. Vaiman agrees, subject to certain permitted exceptions, not to (i) engage in any competing business in certain geographic regions, provided, however, that Mr. Vaiman may own five percent or less of the outstanding stock of any publicly traded corporation or other entity that engages in a competing business, (ii) solicit for the purpose of conducting a competing business any customer or prospective customer of us or any of our affiliates in a line of business that we or any of our affiliates conducts or plans to conduct as of the date of Mr. Vaiman’s termination or (iii) solicit or employ any person who is, or was at any time during the two-year period prior to Mr. Vaiman’s termination, an employee with a senior management position at us or any of our affiliates.

The foregoing description of the Vaiman Employment Agreement is only a summary and is qualified in its entirety by reference to the full text of the Vaiman Employment Agreement, which was previously filed as Exhibit 10.10 to the Form 10-K filed by the Company with the SEC on March 31, 2023 and is incorporated by reference in this Item 5.02.

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There are no family relationships between Mr. Vaiman and any director or executive officer of the Company, and Mr. Vaiman does not have any other direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Vaiman and any other persons pursuant to which he was selected as Chief Financial Officer of the Company.

Item 7.01 Regulation FD Disclosure.

On June 27, 2023, the Company issued a press release relating to the matters described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1#	Separation Agreement and Release, dated June 25, 2023, by and among, Flora Growth Corp., Flora Growth Management Corp. and Hussein Rakine
10.2#	Separation Agreement and Release, dated June 25, 2023, by and among, Flora Growth Corp., Flora Growth Management Corp. and Elshad Garayev
10.3#	Separation Agreement and Release, dated June 25, 2023, by and among, Flora Growth Corp., Flora Growth Management Corp. and Jessie Casner

10.4#	Separation Agreement and Release, dated June 25, 2023, by and among, Flora Growth Corp., Flora Growth Management Corp. and Jason Warnock
99.1	Press Release dated June 27, 2023
104	Cover Page Interactive Data File

# Management contract or compensation plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: June 27, 2023	By:	/s/ Clifford Starke
	Name:	Clifford Starke
	Title:	Chief Executive Officer

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